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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          MARCH 31, 1998
                                                 ------------------------------



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                1-13726                73-1395733
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(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
     of incorporation)          File Number)



       6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA         73118
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            (Address of principal executive offices)            (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On March 31, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing that it proposes to offer for sale $450 million of senior notes that will mature in 2005 and $150 million of perpetual convertible preferred stock. The March 31, 1998 press release is filed herewith as Exhibit
99.1 and incorporated herein by reference.

         On March 31, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing that it has agreed to acquire from a privately-held, Calgary based corporation all of its British Columbia properties. The March 31, 1998 press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

         On March 31, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing that it has negotiated a significant transaction with Gothic Energy Corporation. The March 31, 1998 press release is filed herewith as
Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.   The following exhibit is filed herewith:

               99.1   Press Release issued by the Registrant on March 31, 1998.
               99.2   Press Release issued by the Registrant on March 31, 1998.
               99.3   Press Release issued by the Registrant on March 31, 1998.









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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            CHESAPEAKE ENERGY CORPORATION



                                            BY:  /S/ AUBREY K. MCCLENDON
                                               -------------------------------
                                                     AUBREY K. MCCLENDON,
                                                  Chairman of the Board and
                                                   Chief Executive Officer


Dated: April 16, 1998



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                                 EXHIBIT INDEX
================================================================================


EXHIBIT           DESCRIPTION

99.1              Press Release issued by the Registrant on March 31, 1998.
99.2              Press Release issued by the Registrant on March 31, 1998.
99.3              Press Release issued by the Registrant on March 31, 1998.




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